RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,

                                   Depositor,


                                       and

                              JPMORGAN CHASE BANK,

                                 Grantor Trustee




                             GRANTOR TRUST AGREEMENT

                              Dated March 29, 2004




                             Grantor Trust 2004-HI1


                                TABLE OF CONTENTS
                                                                                          Page


                                          ARTICLE I

                                         DEFINITIONS

Section 1.01   Definitions...................................................................2
               -----------
Section 1.02   Other Definitional Provisions.................................................2
               -----------------------------


                                          ARTICLE II

                                  CONVEYANCE OF HOME LOANS;
                        ORIGINAL ISSUANCE OF GRANTOR TRUST CERTIFICATE

Section 2.01.  Conveyance of Home Loans......................................................3
               ------------------------
Section 2.02.  Acceptance by Grantor Trustee.................................................4
               -----------------------------
Section 2.03.  Representations and Warranties of the Seller..................................4
               --------------------------------------------
Section 2.04.  Issuance of Grantor Trust Certificate.........................................4
               -------------------------------------
Section 2.05.  Grantor Trust.................................................................5
               -------------
Section 2.06.  Master Servicer as Agent and Bailee of the Grantor Trust
               --------------------------------------------------------
               Certificateholder.............................................................5
               -----------------


                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                        OF HOME LOANS

Section 3.01.  Master Servicer to Act as Servicer............................................6
               ----------------------------------


                                          ARTICLE IV

                         PAYMENTS TO GRANTOR TRUST CERTIFICATEHOLDERS

Section 4.01.  Grantor Trust Certificate Account.............................................7
               ---------------------------------
Section 4.02.  Distributions.................................................................7
               -------------
Section 4.03.  Limited Home Loan Repurchase Right............................................8
               ----------------------------------




                                             -1-




                                          ARTICLE V

                                THE GRANTOR TRUST CERTIFICATE

Section 5.01.  The Grantor Trust Certificate.................................................9
               -----------------------------
Section 5.02.  Registration of Transfer and Exchange of Grantor Trust Certificate............9
               ------------------------------------------------------------------
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Grantor Trust Certificate...............11
               --------------------------------------------------------------
Section 5.04.  Persons Deemed Owners........................................................12
               ---------------------
Section 5.05.  Appointment of Paying Agent..................................................12
               ---------------------------


                                          ARTICLE VI

                                CONCERNING THE GRANTOR TRUSTEE

Section 6.01.  Duties of Grantor Trustee....................................................13
               -------------------------
Section 6.02.  Certain Matters Affecting the Grantor Trustee................................15
               ---------------------------------------------
Section 6.03.  Grantor Trustee Not Liable for Grantor Trust Certificate or Home
               ----------------------------------------------------------------
               Loans........................................................................16
               -----
Section 6.04.  Grantor Trustee May Own Grantor Trust Certificate............................16
               -------------------------------------------------
Section 6.05.  Eligibility Requirements for Grantor Trustee.................................16
               --------------------------------------------
Section 6.06.  Resignation and Removal of the Grantor Trustee...............................17
               ----------------------------------------------
Section 6.07.  Successor Grantor Trustee....................................................18
               -------------------------
Section 6.08.  Merger or Consolidation of Grantor Trustee...................................18
               ------------------------------------------
Section 6.09.  Appointment of Co-Grantor Trustee or Separate Grantor Trustee................18
               -------------------------------------------------------------
Section 6.10.  Appointment of Custodians....................................................20
               -------------------------
Section 6.11.  Appointment of Office or Agency..............................................20
               -------------------------------
Section 6.12.  Compliance with Withholding Requirements.....................................20
               ----------------------------------------
Section 6.13.  Grantor Trust Reporting......................................................20
               -----------------------
Section 6.14.  Representations and Warranties...............................................21
               ------------------------------
Section 6.15.  Compensation and Indemnity...................................................21
               --------------------------


                                         ARTICLE VII

                                         TERMINATION

Section 7.01.  Termination Upon Purchase by the Master Servicer or Liquidation of
               ------------------------------------------------------------------
               All Home Loans...............................................................23
               --------------
Section 7.02   Termination by Grantor Trust Certificateholder...............................24
               ----------------------------------------------


                                              .




                                             -2-




                                         ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.01.  Amendment....................................................................25
               ---------
Section 8.02.  Recordation of Grantor Trust Agreement; Counterparts.........................26
               ----------------------------------------------------
Section 8.03.  Limitation on Rights of Grantor Trust Certificateholder......................26
               -------------------------------------------------------
Section 8.04.  Governing Law................................................................27
               -------------
Section 8.05.  Notices......................................................................27
               -------
Section 8.06.  Severability of Provisions...................................................28
               --------------------------


EXHIBITS

Exhibit A             Form of Grantor Trust Certificate
Exhibit B             Home Loan Schedule

               This Grantor Trust Agreement, dated March 29, 2004 (as amended from time to time, this "Grantor Trust Agreement"), between RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., a Delaware corporation, as depositor (the "Depositor") and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (the "Grantor Trustee"),


                                 W I T N E S S E T H T H A T:


               WHEREAS, pursuant to the terms of the Home Loan Purchase Agreement, Residential Funding Corporation (in its capacity as Seller) will sell to the Depositor the Home Loans together with the Related Documents on the Closing Date;

               WHEREAS, pursuant to this Grantor Trust Agreement, the Depositor will transfer the Home Loans and all of its rights and remedies under the Home Loan Purchase Agreement to the Grantor Trustee, together with the Related Documents on the Closing Date, in exchange for the Grantor Trust Certificate;

               WHEREAS, the Depositor will sell the Grantor Trust Certificate to the Issuer on the Closing Date;

               WHEREAS, pursuant to the terms of the Owner Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificate;

               WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes;

               WHEREAS, pursuant to the terms of the Servicing Agreement between the Master Servicer, the Depositor and the Grantor Trustee, the Master Servicer will service the Home Loans directly or through one or more Subservicers; and

               WHEREAS, the Home Loans have an aggregate Cut-off Date Loan Balance equal to approximately $235,000,003. The Home Loans are fixed-rate, fully amortizing, first lien and second lien home loans having terms to maturity at origination or modification of approximately 5, 10, 15, 20 or 25 years.

               NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                          ARTICLE I

                                   DEFINITIONS

               Section 1.01 Definitions. For all purposes of this Grantor Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture dated March 29, 2004 (the "Indenture"), between Home Loan Trust 2004-HI1, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

               Section 1.02 Other Definitional Provisions. (a) All terms defined in this Grantor Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

               (b) As used in this Grantor Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Grantor Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Grantor Trust Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting prin ciples. To the extent that the definitions of accounting terms in this Grantor Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Grantor Trust Agreement or in any such certificate or other document shall control.

               (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Grantor Trust Agreement shall refer to this Grantor Trust Agreement as a whole and not to any particular provision of this Grantor Trust Agreement; Section and Exhibit references contained in this Grantor Trust Agreement are references to Sections and Exhibits in or to this Grantor Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

               (d) The definitions contained in this Grantor Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

               (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                          ARTICLE II

                            CONVEYANCE OF HOME LOANS;
                 ORIGINAL ISSUANCE OF GRANTOR TRUST CERTIFICATE

               Section 2.01. Conveyance of Home Loans.
                             ------------------------

               (a) The Depositor, by the execution and delivery of this Grantor Trust Agreement, does hereby sell, assign, set over, and otherwise convey to the Grantor Trustee for the benefit of the Holder of the Grantor Trust Certificate, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Home Loans set forth on the Home Loan Schedule attached hereto as Exhibit B, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Home Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Depositor in any insurance policies in respect of the Home Loans; (iv) all rights and remedies of the Depositor under the Home Loan Purchase Agreement; and (v) all proceeds of the foregoing. Such conveyance shall be deemed to be made as of the Closing Date.

               (b) Pursuant to Section 2.1 of the Home Loan Purchase Agreement, the Related Documents for each of the Home Loans are required to be delivered to the Custodian. The Depositor hereby acknowledges that all Related Documents delivered to the Custodian are to be held by the Custodian on behalf of, and subject to the exclusive control and direction of, the Grantor Trustee for the benefit of the Holder of the Grantor Trust Certificate.

               (c) The parties hereto intend that the transactions set forth herein constitute a sale by the Depositor to the Grantor Trustee for the benefit of the Holder of the Grantor Trust Certificate of all the Depositor's right, title and interest in and to the Home Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Depositor hereby grants to the Grantor Trustee for the benefit of the Holder of the Grantor Trust Certificate a security interest in all of the Depositor's right, title and interest in, to and under the Home Loans and such other property, to secure all of the Depositor's obligations hereunder, and this Grantor Trust Agreement shall constitute a security agreement under applicable law. The Depositor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements (which shall have been submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Depositor or the filing of any additional UCC-1 financing statements, as are necessary to perfect and protect the Grantor Trustee's interests in each Home Loan and the proceeds thereof.

     (d) The trust created hereunder shall be referred to as the "Grantor Trust 2004- HI1".

               Section 2.02. Acceptance by Grantor Trustee.
                             -----------------------------

               The Grantor Trustee acknowledges receipt subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, by the respective Custodian as the duly appointed agent of the Grantor Trustee, of the Related Documents to the extent delivered to the Custodian and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Grantor Trust Certificateholders. The Grantor Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Grantor Trust Certificateholder, to review each Mortgage File delivered to it within 90 days after the Closing Date to ascertain that all required documents have been executed and received, and that such documents relate to the Home Loans identified on the Home Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Grantor Trustee shall acknowledge receipt (or, with respect to Home Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Grantor Trustee) of the Related Documents. The Grantor Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it within 90 days after receipt thereof to ascertain that all documents required to be delivered pursuant to Section 2.01(b) have been received, and that such documents relate to the Home Loans identified on the Home Loan Schedule, as supplemented, that have been conveyed to it.

               Section 2.03. Representations and Warranties of the Seller.
                             --------------------------------------------

               It is understood and agreed that the Seller has made certain representations and warranties regarding the Home Loans pursuant to the Home Loan Purchase Agreement, and that, pursuant to Section 2.01(a) hereof, such representations and warranties and the related remedy provisions, together with all other rights and remedies of the Depositor under the Home Loan Purchase Agreement, have been assigned hereunder to, and are enforceable by, the Grantor Trustee on behalf of the Grantor Trust Certificateholder against the Seller.

               Section 2.04. Issuance of Grantor Trust Certificate.
                             --------------------------------------

               The Grantor Trustee acknowledges the assignment to it of the Home Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Grantor Trust, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Grantor Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Grantor Trust Certificate, which evidences the entire beneficial ownership of the Grantor Trust. The rights of the Grantor Trust Certificateholder to receive distributions from the proceeds of the Grantor Trust, and all ownership interests of the Grantor Trust Certificateholder in such distributions, shall be as set forth in this Grantor Trust Agreement.

               Section 2.05. Grantor Trust.
                             -------------

               The Grantor Trust is intended to qualify as an "investment trust" within the meaning of Treasury Regulation ss.301.7701-4(c), and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture, or association taxable as a corporation between or among the Grantor Trust Certificateholder, the Grantor Trustee or the Depositor. In furtherance of the foregoing, the purpose of the Grantor Trust shall be to protect and conserve the assets of the Grantor Trust, and the Grantor Trust shall not at any time engage in or carry on any kind of business or any kind of commercial or investment activity. In no event shall the Grantor Trustee or any other person have any power to vary the investment of the Grantor Trust Certificateholder in the Grantor Trust Certificate or to substitute new investments or reinvest so as to enable the Grantor Trust to take advantage of variations in the market to improve the investment of the Grantor Trust Certificateholder in the Grantor Trust Certificate.

     Section 2.06. Master Servicer as Agent and Bailee of the Grantor Trust Certificateholder.

               Solely for purposes of perfection by possession under the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Grantor Trustee hereby acknowledges that the Master Servicer is acting as agent and bailee of the Grantor Trust Certificateholder in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Grantor Trust Certificate, as well as its agent and bailee in holding any Related Documents released to the Master Servicer pursuant to
Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Grantor Trustee will be deemed to have possession of such Related Documents, such monies and such other items for purposes of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                  OF HOME LOANS

               Section 3.01. Master Servicer to Act as Servicer.
                             ----------------------------------

               It is understood and agreed that the Master Servicer, acting alone or through Subservicers, shall service and administer the Home Loans in accordance with the terms of the Servicing Agreement and the respective Home Loans, on behalf of, and subject to the exclusive control and direction of, the Grantor Trustee for the benefit of the holder of the Grantor Trust Certificate.

                                          ARTICLE IV

                         PAYMENTS TO GRANTOR TRUST CERTIFICATEHOLDERS

               Section 4.01. Grantor Trust Certificate Account.
                             ---------------------------------

               (a) The Grantor Trustee shall establish and maintain a Grantor Trust Certificate Account titled "JPMorgan Chase Bank, as Grantor Trustee, for the benefit of the Grantor Trust Certificateholder, pursuant to the Grantor Trust Agreement, dated March 29, 2004, between Residential Funding Mortgage Securities II, Inc. and JPMorgan Chase Bank". The Grantor Trust Certificate Account shall be an Eligible Account. Pursuant to Section 3.03(i) of the Servicing Agreement, the Master Servicer shall cause to be deposited in the Grantor Trust Certificate Account on behalf of the Grantor Trustee on the Business Day prior to each Payment Date by wire transfer of immediately available funds an amount equal to the sum of the Interest Collections and Principal Collections for the immediately succeeding Payment Date.

               (b) The Grantor  Trustee  shall,  upon  written  request from the
Master Servicer, (i) hold funds on deposit in the Grantor Trust Certificate Account uninvested in a trust or deposit account of the Grantor Trustee, with no liability for interest or other compensation thereon, except as otherwise agreed in writing with the Master Servicer, or (ii) invest or cause the institution maintaining the Grantor Trust Certificate Account to invest the funds in the Grantor Trust Certificate Account in Permitted Investments designated in the name of the Grantor Trustee for the benefit of the Grantor Trust Certificateholder, which investments shall mature not later than the Business Day preceding the Payment Date following the date of such investment (except that (a) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution or affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or sub-custodian, then such Permitted Investment may mature on such Distribution Date and (b) any other investment may mature on such Payment Date if the Grantor Trustee shall advance funds on such Payment Date to the Grantor Trust Certificate Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Grantor Trust Certificate) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Grantor Trust Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

               Section 4.02. Distributions.
                             -------------

               (a) On each  Payment  Date,  (i) the Grantor  Trustee or (ii) the
Paying Agent appointed by the Grantor Trustee, shall distribute to the Grantor Trust Certificateholder of record on the related Record Date (other than as provided in Section 7.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Grantor Trust Certificateholder at a bank or other entity having appropriate facilities therefor, if such Grantor Trust Certificateholder has so notified the Grantor Trustee or the Paying Agent, as the case may be, or, if such Grantor Trust Certificateholder has not so notified the Grantor Trustee or the Paying Agent by the related Record Date, by check mailed to such Grantor Trust Certificateholder at the address of such Holder appearing in the Grantor Trust Certificate Register, an amount equal to the sum of the Interest Collections and the Principal Collections.

               (b) If the Master Servicer anticipates that a final distribution with respect to the Grantor Trust Certificate will be made on the next Payment Date (including by reason of an optional purchase by the Master Servicer pursuant to Section 8.08(a)(ii) of the Servicing Agreement), the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Grantor Trustee pursuant to Section 8.08 of the Servicing Agreement and the Grantor Trustee shall, no later than two (2) Business Days after such Determination Date, send on such date to the Holder of the Grantor Trust Certificate a notice to the effect that the Grantor Trustee anticipates that the final distribution with respect to the Grantor Trust Certificate will be made on such Payment Date but only upon presentation and surrender of such Grantor Trust Certificate at the office of the Grantor Trustee or as otherwise specified therein, and no interest shall accrue on such Grantor Trust Certificate from and after the end of the prior calendar month unless funds for such final distribution are not available for payment on such Payment Date. In the event that the Grantor Trust Certificateholder required to surrender its Grantor Trust Certificate pursuant to Section 7.01(c) does not surrender its Grantor Trust Certificate for final cancellation, the Grantor Trustee shall cause funds distributable with respect to the Grantor Trust Certificate to be withdrawn from the Grantor Trust Certificate Account and credited to a separate escrow account for the benefit of the Grantor Trust Certificateholder as provided in Section 7.01(d).

               Section 4.03. Limited Home Loan Repurchase Right.
                             ----------------------------------

        The Limited Repurchase Right Holder will have the irrevocable option at any time to purchase any of the Home Loans at the Repurchase Price, up to a maximum of five Home Loans. In the event that this option is exercised as to any five Home Loans in the aggregate, this option will thereupon terminate. If at any time the Limited Repurchase Right Holder makes a payment to the Custodial Account covering the amount of the Repurchase Price for such a Home Loan, and the Limited Repurchase Right Holder provides to the Grantor Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Custodial Account, then the Grantor Trustee shall execute the assignment of such Home Loan at the request of the Limited Repurchase Right Holder without recourse to the Limited Repurchase Right Holder which shall succeed to all the Grantor Trustee's right, title and interest in and to such Home Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Grantor Trustee or the Grantor Trust Certificateholder with respect thereto.

                                    ARTICLE V

                          THE GRANTOR TRUST CERTIFICATE

               Section 5.01. The Grantor Trust Certificate.
                             -----------------------------

               The Grantor Trust Certificate shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Grantor Trustee to the Grantor Trust Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Grantor Trustee or one or more Custodians of the documents specified in
Section 2.01. The Grantor Trust Certificate shall be issuable only as a single Certificate evidencing 100% of the Grantor Trust Certificate.

               The Grantor Trust Certificate shall be executed by manual or facsimile signature on behalf of an authorized officer of the Grantor Trustee. The Grantor Trust Certificate bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Grantor Trustee shall bind the Grantor Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Grantor Trust Certificate or did not hold such offices at the date of such Grantor Trust Certificate. No Grantor Trust Certificate shall be entitled to any benefit under this Grantor Trust Agreement, or be valid for any purpose, unless there appears on such Grantor Trust Certificate a Grantor Trust Certificate of Authentication substantially in the form provided for herein executed by the Grantor Trust Certificate Registrar by manual signature, and such Grantor Trust Certificate of Authentication upon any Grantor Trust Certificate shall be conclusive evidence, and the only evidence, that such Grantor Trust Certificate has been duly authenticated and delivered hereunder. The Grantor Trust Certificate shall be dated the date of its authentication.

               Section 5.02. Registration of Transfer and Exchange of Grantor Trust Certificate.

               (a) The Grantor Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Grantor Trustee in accordance with the provisions of Section 6.11 a Grantor Trust Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Grantor Trustee shall provide for the registration of the Grantor Trust Certificate and of transfers and exchanges of the Grantor Trust Certificate as herein provided. The Grantor Trustee is initially appointed Grantor Trust Certificate Registrar for the purpose of registering the Grantor Trust Certificate and transfers and exchanges of the Grantor Trust Certificate as herein provided. The Grantor Trust Certificate Registrar, or the Grantor Trustee, shall notify the Master Servicer promptly of any transfer of the Grantor Trust Certificate and the name of any such transferee of the Grantor Trust Certificateholder.

               (b) Upon surrender for registration of transfer of the Grantor Trust Certificate at any office or agency of the Grantor Trustee maintained for such purpose pursuant to Section 6.11 and upon satisfaction of the conditions set forth below, the Grantor Trustee shall execute and the Grantor Trust Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, a new Grantor Trust Certificate representing a 100% Certificate Percentage Interest.

               (c) Notwithstanding any other provision hereof, unless an Event of Default has occurred and is continuing under the Indenture or the Indenture is otherwise terminated, no transfer of the Grantor Trust Certificate shall be made. The foregoing provision shall not apply to or in any way limit: (i) the transfer of the Grantor Trust Certificate to the Owner Trustee pursuant to the Owner Trust Agreement, (ii) the transferability of the Notes, the Owner Trust Certificate or any other securities secured thereby or representing interests therein, or (iii) the rights of the Holder of the Grantor Trust Certificate to terminate the Grantor Trust and take delivery of the Home Loans in accordance with Section 7.02, or any actions that may be taken thereafter with respect to the Home Loans.

               (d) No transfer, sale, pledge or other disposition of the Grantor Trust Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of the Grantor Trust Certificate is to be made without registration under the 1933 Act either
(i)(A) the Grantor Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfers of the Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the
Indenture Trustee as pledgee of the Issuer and (B) the Grantor Trustee shall require the transferee to execute a representation letter, and the Grantor Trustee shall require the transferor to execute a representation letter, each acceptable to and in form and substance satisfactory to the Depositor and the Grantor Trustee certifying to the Depositor and the Grantor Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Grantor Trustee, the Depositor or the Master Servicer; provided, however, that such representation letters will not be required in connection with initial transfers of any such Grantor Trust Certificate by the Depositor or any
Affiliate  thereof  to an  Affiliate  of the  Depositor  or to the Issuer or the
Indenture Trustee as pledgee of the Issuer, and the Grantor Trustee shall be entitled to conclusively rely upon a written representation from the Depositor of the status, of such transferee as an Affiliate of the Depositor or (ii) the prospective transferee of such a Grantor Trust Certificate shall be required to provide the Grantor Trustee, the Depositor and the Master Servicer with an investment letter in form and substance satisfactory to the Depositor and the Grantor Trustee, which investment letter shall not be an expense of the Grantor Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of the Grantor Trust Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Grantor

Trustee, the Depositor, the Master Servicer and the Grantor Trust Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Grantor Trust Agreement.

               (e) In the case of any Grantor Trust Certificate presented for registration in the name of any Person, either (i) the Grantor Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Grantor Trust Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Grantor Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Grantor Trust Agreement, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Grantor Trustee, the Depositor and the Master Servicer with a certification, which the Grantor Trustee may rely upon without further inquiry or investigation, or such other certifications as the Grantor Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition; provided, however, that such Opinion of Counsel or certification will not be required in connection with the initial transfers of the Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer (in which case, the Depositor or any Affiliate thereof or the Issuer shall have deemed to have represented that such Affiliate or the Issuer is not a Plan or a Person investing "plan assets" of any Plan) and the Grantor Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Grantor Trustee, shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

               (f) No service charge shall be made for any transfer or exchange of the Grantor Trust Certificate, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Grantor Trust Certificate.

               (g) The Grantor Trust Certificate surrendered for transfer and exchange shall be destroyed by the Grantor Trust Certificate Registrar.

               Section 5.03. Mutilated, Destroyed, Lost or Stolen Grantor Trust Certificate.

               If (i) any mutilated Grantor Trust Certificate is surrendered to the Grantor Trust Certificate Registrar, or the Grantor Trustee and the Grantor Trust Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of the Grantor Trust Certificate, and (ii) there is delivered to the Grantor Trustee and the Grantor Trust Certificate Registrar such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Grantor Trustee or the Grantor Trust Certificate Registrar that the Grantor Trust Certificate has been acquired by a bona fide purchaser, the Grantor Trustee shall execute and the Grantor Trust Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Grantor Trust Certificate, a new Grantor Trust Certificate of like tenor and Certificate Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Grantor Trust Certificate under this Section, the Grantor Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Grantor Trustee and the Grantor Trust Certificate Registrar) connected therewith. Any duplicate Grantor Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Grantor Trust, as if originally issued, whether or not the lost, stolen or destroyed Grantor Trust Certificate shall be found at any time.

               Section 5.04. Persons Deemed Owners.
                             ---------------------

               Prior to due presentation of the Grantor Trust Certificate for registration of transfer, the Depositor, the Master Servicer, the Grantor Trustee, the Grantor Trust Certificate Registrar and any agent of the Depositor, the Master Servicer, the Grantor Trustee or the Grantor Trust Certificate Registrar may treat the Person in whose name the Grantor Trust Certificate is registered as the owner of the Grantor Trust Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Grantor Trustee, the Grantor Trust Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Grantor Trustee or the Grantor Trust Certificate Registrar shall be affected by notice to the contrary.

               Section 5.05. Appointment of Paying Agent.
                             ---------------------------

               The Grantor Trustee may appoint a Paying Agent for the purpose of making distributions to the Grantor Trust Certificateholder pursuant to Section
4.02. In the event of any such appointment, on or prior to each Payment Date the Master Servicer on behalf of the Grantor Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Grantor Trust Certificateholder in the amounts and in the manner provided for in
Section 4.02, such sum to be held in trust for the benefit of the Grantor Trust Certificateholder.

               The Grantor Trustee shall cause each Paying Agent to execute and deliver to the Grantor Trustee an instrument in which such Paying Agent shall agree with the Grantor Trustee that such Paying Agent will hold all sums held by it for the payment to the Grantor Trust Certificateholder in trust for the benefit of the Grantor Trust Certificateholder entitled thereto until such sums shall be paid to such Grantor Trust Certificateholder. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Grantor Trust Certificateholder on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                                CONCERNING THE GRANTOR TRUSTEE

               Section 6.01. Duties of Grantor Trustee.
                             -------------------------

               (a) The Grantor Trustee, prior to the occurrence of a Servicing Default and after the curing or waiver of all Servicing Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Grantor Trust Agreement. In case a Servicing Default has occurred (which has not been cured or waived), the Grantor Trustee shall exercise such of the rights and powers vested in it by this Grantor Trust Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               (b) The Grantor Trustee, upon receipt of all resolutions, the Grantor Trust Certificate, statements, opinions, reports, documents, orders or other instruments furnished to the Grantor Trustee which are specifically required to be furnished pursuant to any provision of this Grantor Trust
Agreement, shall examine them to determine whether they conform to the requirements of this Grantor Trust Agreement. The Grantor Trustee shall notify the Grantor Trust Certificateholder of any such documents which do not materially conform to the requirements of this Grantor Trust Agreement in the event that the Grantor Trustee, after so requesting, does not receive satisfactorily corrected documents.

               The Grantor Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in the Servicing Agreement. The Grantor Trustee shall furnish promptly to the Indenture Trustee and the Owner Trustee all reports received from the Master Servicer. The Grantor Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Grantor Trust as a grantor trust under U.S. federal income tax law and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Grantor Trust to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Grantor Trustee and are reasonably within the scope of its duties under this Grantor Trust Agreement.

               (c) No provision of this Grantor Trust Agreement shall be construed to relieve the Grantor Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                         (i) Prior to the occurrence of a Servicing Default, and after the curing or waiver of all such Servicing Defaults which may have occurred, the duties and obligations of the Grantor Trustee shall be determined solely by the express provisions of this Grantor Trust Agreement, the Grantor Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Grantor Trust Agreement, no implied covenants or obligations shall be read into this Grantor Trust Agreement against the Grantor Trustee and, in the absence of bad faith on the part of the Grantor Trustee, the

        Grantor Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any Grantor Trust Certificate or opinions furnished to the Grantor Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Grantor Trust Agreement;

                        (ii) The Grantor Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee, unless it shall be proved that the Grantor Trustee was negligent in ascertaining the pertinent facts;

                       (iii) The Grantor Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Grantor Trust Certificateholder as to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, or exercising any trust or power conferred upon the Grantor Trustee, under this Grantor Trust Agreement;

                        (iv) The Grantor Trustee shall not be charged with knowledge of any failure or event that may give rise to any Servicing Default (other than a default in payment to the Grantor Trustee) unless a Responsible Officer of the Grantor Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Grantor Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Grantor Trust Certificateholder which notice shall make specific reference to this transaction; and

                         (v) Except to the extent provided in Sections 6.06 and 6.07, no provision of this Grantor Trust Agreement shall require the Grantor Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Grantor Trustee hereunder, or in the exercise of any of its rights or powers, if the Grantor Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) As used in this Article, references to the rights, powers, duties and obligations of the Grantor Trustee under this Grantor Trust Agreement include the rights, powers, duties and obligations of the Grantor Trustee under the Servicing Agreement.

               (e) The Grantor Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Grantor Trust as a grantor trust under subpart E, part I of subchapter J of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any U.S. federal, state or local income or other tax on the Grantor Trust.

               Section 6.02. Certain Matters Affecting the Grantor Trustee.
                             ---------------------------------------------

               Except as otherwise provided in Section 6.01:

                     (i) The Grantor Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (ii) The Grantor Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                   (iii) The Grantor Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Grantor Trust Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the Grantor Trust Certificateholder pursuant to the provisions of this Grantor Trust Agreement, unless the Grantor Trust Certificateholder shall have offered to the Grantor Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby has given its consent; nothing contained herein shall, however, relieve the Grantor Trustee of the obligation, upon the occurrence of a Servicing Default (which has not been cured), to exercise such of the rights and powers vested in it by this Grantor Trust Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                    (iv) The Grantor Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Grantor Trust Agreement;

                     (v) Prior to the occurrence of a Servicing Default hereunder and after the curing of any Servicing Default which may have occurred, the Grantor Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Grantor Trust Certificateholder; provided, however, that if the payment within a reasonable time to the Grantor Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, not reasonably assured to the Grantor Trustee by the security afforded to it by the terms of this Grantor Trust Agreement, the Grantor Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if a Servicing Default shall have occurred and is continuing, and otherwise by the Grantor Trust Certificateholder requesting the investigation; and

                    (vi) The Grantor Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Grantor Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     Section 6.03. Grantor Trustee Not Liable for Grantor Trust Certificate or Home Loans.

               The recitals contained herein and in the Grantor Trust Certificate (other than the execution and authentication of the Grantor Trust Certificate and relating to the acceptance and receipt of the Home Loans) shall be taken as the statements of the Depositor, and the Grantor Trustee assumes no responsibility for their correctness. The Grantor Trustee makes no representations as to the validity or sufficiency of this Grantor Trust
Agreement or of the Grantor Trust Certificate (except that the Grantor Trust Certificate shall be duly and validly executed by it and authenticated by it as Grantor Trust Certificate Registrar) or of any Home Loan or related document. The Grantor Trustee shall not be accountable for the use or application by the Depositor of the Grantor Trust Certificate or of the proceeds of the Grantor Trust Certificate, or for the use or application of any funds paid to the Depositor in respect of the Home Loans or deposited in or withdrawn from the Custodial Account or the Grantor Trust Certificate Account by the Depositor or the Master Servicer.

               Section 6.04. Grantor Trustee May Own Grantor Trust Certificate.
                             -------------------------------------------------

               The Grantor Trustee in its individual or any other capacity may become the owner or pledgee of the Grantor Trust Certificate with the same rights it would have if it were not Grantor Trustee.

               Section 6.05. Eligibility Requirements for Grantor Trustee.
                             --------------------------------------------

               The Grantor Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section, the Grantor Trustee shall resign immediately in the manner and with the effect specified in
Section 6.06.

               Section 6.06. Resignation and Removal of the Grantor Trustee.
                             ----------------------------------------------

               (a) The Grantor Trustee may at any time resign and be discharged from the trusts hereby created by giving 120 days written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Grantor Trustee and one copy to the successor Grantor Trustee. If no successor Grantor Trustee shall have been so appointed and have accepted appointment within 120 days after the giving of such notice of resignation, the resigning Grantor Trustee may petition any court of competent jurisdiction for the appointment of a successor Grantor Trustee.

               (b) If at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, or if at any time the Grantor Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Grantor Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Grantor Trustee so removed and one copy to the successor Grantor Trustee. In addition, in the event that the Depositor determines that the Grantor Trustee has failed (i) to distribute or cause to be distributed to the Grantor Trust Certificateholder any amount required to be distributed hereunder, if such amount is held by the Grantor Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Grantor Trustee by the Depositor, then the Depositor may remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument delivered as provided in Section 6.06(a).

               (c) The Holder of the Grantor Trust Certificate may at any time remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument or instruments, in triplicate, signed by such Holder or its attorney-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Grantor Trustee so removed and one complete set to the successor so appointed.

               (d) Any resignation or removal of the Grantor Trustee and appointment of a successor Grantor Trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor Grantor Trustee as provided in Section 6.07. In connection with the appointment of a successor Grantor Trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor Grantor Trustee will not result in the reduction of the ratings on any class of the Securities or the Class B Notes below the lesser of the then current or original ratings on such Securities or the Class B Notes.

               Section 6.07. Successor Grantor Trustee.
                             -------------------------

               (a) Any  successor  Grantor  Trustee  appointed  as  provided  in
Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Grantor Trustee shall become effective and such successor Grantor Trustee shall become effective and such successor Grantor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Grantor Trustee herein. The predecessor Grantor Trustee shall deliver to the successor Grantor Trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor Grantor Trustee hereunder), and the Depositor, the Master Servicer and the predecessor Grantor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee all such rights, powers, duties and obligations.

               (b) No successor Grantor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Grantor Trustee shall be eligible under the provisions of Section 6.05.

               (c) Upon acceptance of appointment by a successor Grantor Trustee as provided in this Section, the Depositor shall mail notice of the succession of such Grantor Trustee hereunder to the Holder of the Grantor Trust Certificate at its address as shown in the Grantor Trust Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Grantor Trustee, the successor Grantor Trustee shall cause such notice to be mailed at the expense of the Depositor.

               Section 6.08. Merger or Consolidation of Grantor Trustee.
                             ------------------------------------------

               Any corporation or national banking association into which the Grantor Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee shall be a party, or any corporation or national banking association acquiring all or substantially all of the business of the Grantor Trustee or succeeding to the business of the Grantor Trustee, shall be the successor of the Grantor Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 6.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Grantor Trustee shall mail notice of any such merger or consolidation to the Grantor Trust Certificateholder at its address as shown in the Grantor Trust Certificate Register.

               Section 6.09. Appointment of Co-Grantor Trustee or Separate Grantor Trustee.

               (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Grantor Trust or property securing the same may at the time be located, the Master Servicer and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee to act as co-Grantor Trustee or co-Grantor Trustees, jointly with the Grantor Trustee, or separate Grantor Trustee or separate Grantor Trustees, of all or any part of the Grantor Trust, and to vest in such Person or Persons, in such capacity, such title to the Grantor Trust, or any part thereof, and, subject to the other provisions of this Section 6.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Grantor Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Grantor Trustee alone shall have the power to make such appointment. No co-Grantor Trustee or separate Grantor
Trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 6.05 hereunder and no notice to the Holder of the Grantor Trust Certificate of the appointment of co-Grantor Trustee(s) or separate Grantor Trustee(s) shall be required under Section 6.07 hereof.

               (b) In the case of any appointment of a co-Grantor Trustee or separate Grantor Trustee pursuant to this Section 6.09 all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee, and such separate Grantor Trustee or co-Grantor Trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Grantor Trustee hereunder or as successor to the Master Servicer hereunder), the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Grantor Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate Grantor Trustee or co-Grantor Trustee at the direction of the Grantor Trustee.

               (c) Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate Grantor Trustees and co-Grantor Trustees, as effectively as if given to each of them. Every instrument appointing any separate Grantor Trustee or co-Grantor Trustee shall refer to this Grantor Trust Agreement and the conditions of this Article
VI. Each separate Grantor Trustee and co-Grantor Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Grantor Trust Agreement, specifically including every provision of this Grantor Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

               (d) Any separate Grantor Trustee or co-Grantor Trustee may, at any time, constitute the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Grantor Trust Agreement on its behalf and in its name. If any separate Grantor Trustee or co-Grantor Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

               Section 6.10. Appointment of Custodians.
                             -------------------------

               The Grantor Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Grantor Trustee, by entering into a Custodial Agreement. Subject to Article VII, the Grantor Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Grantor Trust Certificateholder; provided, however, the Grantor Trustee shall be under no obligation to supervise the Custodian. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Loan. Each Custodial Agreement may be amended only as provided in Section 8.01. The Grantor Trustee shall notify the Grantor Trust Certificateholder of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 6.10.

               Section 6.11. Appointment of Office or Agency.
                             -------------------------------

               The Grantor Trustee will maintain an office or agency in the City of New York where the Grantor Trust Certificate may be surrendered for registration of transfer or exchange. The Grantor Trustee will maintain an office at the address stated in Section 8.05(c) hereof where notices and demands to or upon the Grantor Trustee in respect of this Grantor Trust Agreement may be served.

               Section 6.12. Compliance with Withholding Requirements.
                             ----------------------------------------

               Notwithstanding any other provisions of this Agreement, the Grantor Trustee shall comply with all U.S. federal withholding requirements with respect to distributions to the Grantor Trust Certificateholder. The consent of the Grantor Trust Certificateholder shall not be required for any such withholding; except that no withholding shall be made to the extent that the Grantor Trust Certificateholder presents to the Grantor Trustee a form evidencing entitlement to elimination or reduction of such withholding. In the event the Grantor Trustee withholds any amount from the Grantor Trust Certificateholder pursuant to federal withholding requirements, the Grantor Trustee shall indicate to the Grantor Trust Certificateholder the amount so withheld.

               Section 6.13. Grantor Trust Reporting.
                             -----------------------

               The Master Servicer shall prepare, or cause to be prepared, and submit to the Grantor Trustee for execution, and shall furnish or cause to be furnished to the Holder of the Grantor Trust Certificate and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Grantor Trust at the time or times and in the manner required by the Code, including such other customary factual information as is available to the Master Servicer to enable the Grantor Trust Certificateholder to prepare its tax returns, including information required with respect to computing the accrual of original issue and market discount.

               Section 6.14. Representations and Warranties.
                             ------------------------------

               The Grantor Trustee hereby represents that:

               (i) The Grantor Trustee is duly organized, validly existing and in good standing under the laws of the State of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (ii) The Grantor Trustee has the power and authority to execute and deliver this Grantor Trust Agreement and to carry out its terms; and the execution, delivery and performance of this Grantor Trust Agreement have been duly authorized by the Grantor Trustee by all necessary corporate action.

               (iii) The consummation of the transactions contemplated by this Grantor Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Grantor Trustee or any agreement or other instrument to which the Grantor Trustee is a party or by which it is bound.

               (iv) To the Grantor Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Grantor Trustee or its properties: (A) asserting the invalidity of this Grantor Trust Agreement
        (B) seeking to prevent the consummation of any of the transactions contemplated by this Grantor Trust Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Grantor Trustee of its obligations under, or the validity or enforceability of, this Grantor Trust Agreement.

               (v) The Grantor Trustee does not have notice of any adverse claim (as such terms are used in the applicable UCC) with respect to the Home Loans.

               Section 6.15. Compensation and Indemnity. The Grantor Trustee shall be compensated and indemnified by the Master Servicer in accordance with
Section 6.06 of the Servicing Agreement. The Grantor Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Depositor shall reimburse the Grantor Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Grantor Trustee's agents, counsel, accountants and experts. The Depositor shall indemnify the Grantor Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Grantor Trustee shall notify the Depositor promptly of any claim for which it may seek indemnity. Failure by the Grantor Trustee to so notify the Depositor shall not relieve the Depositor of its obligations hereunder. The Depositor shall defend any such claim, and the Grantor Trustee may have separate counsel and the Depositor shall pay the fees and expenses of such counsel. The Depositor is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Grantor Trustee through the Grantor Trustee's own willful misconduct, negligence or bad faith.

        The Depositor's and the Master Servicer's indemnification and payment obligations to the Grantor Trustee pursuant to this Section 6.15 shall survive the discharge of this Grantor Trust Agreement.

                                   ARTICLE VII

                                   TERMINATION

     Section 7.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Home Loans.

               (a) Unless earlier terminated pursuant to Section 7.02, the respective obligations and responsibilities of the Depositor and the Grantor Trustee created hereby in respect of the Grantor Trust Certificate (other than the obligation of the Grantor Trustee to make certain payments after the Final Scheduled Payment Date to the Grantor Trust Certificateholder and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Grantor Trustee on the Final Scheduled Payment Date pursuant to this Article VII following the earlier of:

                         (i) the final payment or other liquidation of the last Home Loan remaining in the Grantor Trust, or

                        (ii) the purchase by the Master Servicer of all Home Loans pursuant to Section 8.08(a)(ii) of the Servicing Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

               (b)Notice of any termination shall be provided in accordance with
Section 4.02(b).

               (c) Upon presentation and surrender of the Grantor Trust Certificate by the Grantor Trust Certificateholder, (i) if not in connection with the Master Servicer's election to repurchase, the Grantor Trustee shall distribute to the Grantor Trust Certificateholder the amount otherwise distributable on such Payment Date, or (ii) if the Master Servicer elected to so repurchase, the Grantor Trustee shall distribute to the Grantor Trust Certificateholder the purchase price specified in Section 8.08(a)(ii) of the Servicing Agreement to the extent received by it.

               (d) In the event that the Grantor Trust Certificateholder shall not surrender the Grantor Trust Certificate for final payment and cancellation on or before the Final Scheduled Payment Date (if so required by the terms hereof), the Grantor Trustee shall on such date cause all funds in the Grantor Trust Certificate Account not distributed in final distribution to the Grantor Trust Certificateholder to be withdrawn therefrom and credited to the Grantor
Trust Certificateholder by depositing such funds in an escrow account for the benefit of the Grantor Trust Certificateholder, and the Master Servicer pursuant to Section 8.08 of the Servicing Agreement, as applicable (if it exercised its right to purchase the assets of the Grantor Trust), or the Grantor Trustee (in any other case) shall give a second written notice to the Grantor Trust Certificateholder to surrender the Grantor Trust Certificate for cancellation and receive the final distribution with respect thereto. If within six months after the second notice the Grantor Trust Certificate shall not have been surrendered for cancellation, the Grantor Trustee shall take appropriate steps as directed by the Master Servicer pursuant to Section 8.08 of the Servicing Agreement, as applicable, to contact the Grantor Trust Certificateholder concerning surrender of the Grantor Trust Certificate. The costs and expenses of maintaining the escrow account and of contacting the Grantor Trust
Certificateholder shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice the Grantor Trust Certificate shall not have been surrendered for cancellation, the Grantor
Trustee shall pay to the Master Servicer, as applicable, all amounts distributable to the holder thereof and the Master Servicer pursuant to Section
8.08 of the Servicing Agreement, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to the Grantor Trust Certificateholder on any amount held in the escrow account or by the Master Servicer, as a result of the Grantor Trust Certificateholder's failure to surrender the Grantor Trust Certificate for final payment thereof in accordance with this Section 7.01 and the Grantor Trust Certificateholder shall look only to the Master Servicer for such payment.

               Section 7.02  Termination by Grantor Trust Certificateholder.
                             ----------------------------------------------

               Upon the occurrence of an Event of Default under the Indenture or the Indenture is otherwise terminated, the Holder of the Grantor Trust Certificate shall have the right to terminate this Grantor Trust Agreement at any time upon 30 days prior written notice to the Grantor Trustee, with copies to the Master Servicer, the Custodian and the Depositor specifying the effective date of such termination. Upon presentation and surrender of the Grantor Trust Certificate by the Holder thereof to the Grantor Trustee on such effective date:
(i) the Home Loans and all other property of the Grantor Trust shall be conveyed to such Holder; (ii) the Grantor Trustee shall execute and deliver to such Holder all instruments delivered to the Grantor Trustee and necessary to evidence such conveyance, and shall release all monies and other property of the Grantor Trust held by the Grantor Trustee to such Holder; (iii) the Custodian shall thereafter hold all Mortgage Files solely on behalf of, and subject to the instructions of, such Holder, until the Custodial Agreement is terminated; (iv) the Master Servicer shall continue to service the Home Loans pursuant to the Servicing Agreement, solely for such Holder, and such Holder shall have all rights of the Grantor Trustee thereunder, until the Servicing Agreement is terminated; and (v) such Holder will have full right and authority to sell, transfer and assign the Home Loans, subject to any applicable provisions of the Owner Trust Agreement and the Grantor Trust Agreement.

                                         ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

               Section 8.01. Amendment.
                             ---------

               (a) This Agreement, the Servicing Agreement or the Custodial Agreement may be amended from time to time by the Depositor and the Grantor Trustee, without the consent of the Grantor Trust Certificateholder:

                   (i) to cure any ambiguity,

                  (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                 (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Grantor Trust as a Grantor Trust at all times that any Grantor Trust Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Grantor Trust pursuant to the Code that would be a claim against the Grantor Trust, provided that the Grantor Trustee has received an Opinion of Counsel (at no expense to the Grantor Trustee) to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Grantor Trust Certificateholder,

                  (iv) to make any other provisions with respect to matters or questions arising under this Grantor Trust Agreement, Servicing Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Grantor Trust Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel (at no expense to the Grantor Trustee), adversely affect in any material respect the interests of any Grantor Trust Certificateholder.

               (b) This Grantor Trust Agreement, the Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor and the Grantor Trustee with the consent of the Holder of the Grantor Trust
Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Grantor Trust Agreement, the Servicing Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holder of the Grantor Trust Certificate; provided, however, that any amendment must be accompanied by a letter from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of the rating then assigned to the Securities or the Class B Notes.

               (c) Notwithstanding any contrary provision of this Grantor Trust Agreement, the Grantor Trustee shall not consent to any amendment to this Grantor Trust Agreement, the Servicing Agreement or any Custodial Agreement unless it shall have first received an Opinion of Counsel (at no expense to the Grantor Trustee) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Grantor Trustee in accordance with such amendment (i) is authorized or permitted by the Agreement and (ii) will not result in the imposition of a tax on the Grantor Trust or cause the Grantor Trust to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code. The Grantor Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Grantor Trust Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

               (d) Promptly after the execution of any such amendment the Grantor Trustee shall furnish written notification of the substance of such amendment to the Grantor Trust Certificateholder. It shall not be necessary for the consent of the Grantor Trust Certificateholder under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Grantor Trust Certificateholder shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

               8.02. Recordation of Grantor Trust Agreement; Counterparts.

               (a) To the extent permitted by applicable law, this Grantor Trust Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Grantor Trustee (pursuant to the request of the Holder of the Grantor Trust Certificate), but only upon direction accompanied by an Opinion of Counsel (at no expense to the Grantor Trustee) to the effect that such recordation materially and beneficially affects the interests of the Grantor Trust Certificateholder.

               (b) For the purpose of facilitating the recordation of this Grantor Trust Agreement as herein provided and for other purposes, this Grantor Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 8.03. Limitation on Rights of Grantor Trust Certificateholder.

               (a) The death or incapacity of the Grantor Trust Certificateholder shall not operate to terminate this Grantor Trust Agreement or the Grantor Trust, nor entitle such Grantor Trust Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Grantor Trust, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

               (b) No Grantor Trust Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Grantor Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Grantor Trust Certificate, be construed so as to constitute the Grantor

Trust Certificateholder from time to time as partners or members of an association; nor shall the Grantor Trust Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Grantor Trust Agreement pursuant to any provision hereof.

               (c) No Grantor Trust Certificateholder shall have any right by virtue of any provision of this Grantor Trust Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Grantor Trust Agreement, unless such Holder previously shall have given to the Grantor Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holder of the Grantor Trust Certificate, shall have made written request to the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby shall have given its written consent, and the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the protection and enforcement of the provisions of this Section 8.03, each and every Grantor Trust Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 8.04. Governing Law.
                             -------------

               This Grantor Trust Agreement and the Grantor Trust Certificate shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 8.05. Notices.
                             -------

               All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Grantor Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, or such other address as may hereafter be furnished to the Master Servicer and the Grantor Trustee in writing by the Depositor, (b) in the case of the Master Servicer, 2255 North Ontario Street, Suite 400, Burbank, California 91504-3102, Attention: Addition Director - Bond Administration, or such other address as may be hereafter furnished to the Depositor and the Grantor Trustee by the Master Servicer in writing, (c) in the case of the Grantor Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Institutional Trust Services/Global Debt - Grantor Trust 2004-HI1 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Grantor Trustee, (d) in the case of Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041 Attention:
Residential Mortgage Surveillance Group, or such other address as may hereafter be furnished to the Depositor, the Grantor Trustee and the Master Servicer in writing by Standard & Poor's and (e) in the case of Moody's, 99 Church Street, 4th Floor, New York, New York 10007 Attention: Home Mortgage Loan Monitoring Group or such other address as may be hereafter furnished to the Depositor, Grantor Trustee and Master Servicer by Moody's. Any notice required or permitted to be mailed to the Grantor Trust Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Grantor

Trust Certificate Register. Any notice so mailed within the time prescribed in this Grantor Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Grantor Trust Certificateholder receives such notice.

               Section 8.06. Severability of Provisions.
                             --------------------------

               If any one or more of the covenants, agreements, provisions or terms of this Grantor Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Grantor Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Grantor Trust Agreement or of the Grantor Trust Certificate or the rights of the Holder thereof.

               IN WITNESS WHEREOF, the Depositor and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.
[Seal]


                                            By:
                                               --------------------------------
                                               Name: Mark White
                                               Title: Vice President

Attest:
       ------------------------------
Name:Karen Fox
Title:  Vice President


                                            JPMORGAN CHASE BANK,
                                            as Grantor Trustee
[Seal]


                                            By:
                                               --------------------------------
                                               Name:    Peggy L. Remy
                                               Title:   Trust Officer

Attest:
       ----------------------------------------
Name:
Title:

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

               On the 29th day of March, 2004 before me, a notary public in and for said State, personally appeared Mark White, known to me to be a Vice President of Residential Funding Mortgage Securities II, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Grantor Trust Certificate first above written.

                               --------------------------------

                                              Notary Public


[Notarial Seal]

STATE OF  NEW YORK           )
                             ) ss.:
COUNTY OF NEW YORK  )


               On the 29th day of March, 2004 before me, a notary public in and for said State, personally appeared Peggy L. Remy, known to me to be a Trust Officer of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Grantor Trust Certificate first above written.


                                                  ------------------------------
                                                               Notary Public

[Notarial Seal]

                                    EXHIBIT A

                        FORM OF GRANTOR TRUST CERTIFICATE
                                 SERIES 2004-HI1

               THIS GRANTOR TRUST CERTIFICATE IS NOT TRANSFERABLE
EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 5.02 OF THE
GRANTOR TRUST AGREEMENT.

               THIS GRANTOR TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE GRANTOR TRUST AGREEMENT, DATED MARCH 29, 2004, BETWEEN RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. AND JPMORGAN CHASE BANK ("THE AGREEMENT").

               NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS (I) THE GRANTOR TRUSTEE SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE GRANTOR TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS GRANTOR TRUST CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE GRANTOR TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE GRANTOR TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER OR (II) THE PROSPECTIVE TRANSFEREE SHALL HAVE PROVIDED TO THE GRANTOR TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER A CERTIFICATION, WHICH THE GRANTOR TRUSTEE MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION, OR SUCH OTHER CERTIFICATIONS AS THE GRANTOR TRUSTEE MAY DEEM DESIRABLE OR NECESSARY IN ORDER TO ESTABLISH THAT SUCH TRANSFEREE OR THE PERSON IN WHOSE NAME SUCH REGISTRATION IS REQUESTED IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A GRANTOR TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH

ACQUISITION; PROVIDED, HOWEVER, THAT SUCH OPINION OF COUNSEL OR CERTIFICATION WILL NOT BE REQUIRED IN CONNECTION WITH THE INITIAL TRANSFERS OF THIS GRANTOR TRUST CERTIFICATE BY THE DEPOSITOR OR ANY AFFILIATE THEREOF TO AN AFFILIATE OF THE DEPOSITOR OR TO THE ISSUER OR THE INDENTURE TRUSTEE AS PLEDGEE OF THE ISSUER (IN WHICH CASE, THE DEPOSITOR OR ANY AFFILIATE THEREOF OR THE ISSUER SHALL HAVE DEEMED TO HAVE REPRESENTED THAT SUCH AFFILIATE OR THE ISSUER IS NOT A PLAN OR A PERSON INVESTING "PLAN ASSETS" OF ANY PLAN) AND THE GRANTOR TRUSTEE SHALL BE ENTITLED TO CONCLUSIVELY RELY UPON A REPRESENTATION (WHICH, UPON THE REQUEST OF THE GRANTOR TRUSTEE, SHALL BE A WRITTEN REPRESENTATION) FROM THE DEPOSITOR OF THE STATUS OF SUCH TRANSFEREE AS AN AFFILIATE OF THE DEPOSITOR.

               THIS GRANTOR TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE GRANTOR TRUSTEE, OR ANY OF THEIR RESPECTIVE
AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE
BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:                               Grantor Trust Certificate Principal
March 1, 2004                               Balance as of the Closing Date:
                                            $--------------

First Payment Date:                         Certificate Percentage Interest
April 26, 2004                              this Grantor Trust Certificate: 100%


                            GRANTOR TRUST CERTIFICATE
                                 SERIES 2004-HI1


evidencing an undivided interest in the Grantor Trust, the property of which consists primarily of the Home Loans, formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

               This Grantor Trust Certificate is payable solely from the assets of the Grantor Trust, and does not represent an obligation of or interest in the Depositor, the Seller, the Master Servicer, the Grantor Trustee or any of their affiliates. Neither this Grantor Trust Certificate nor any of the Home Loans is guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Master Servicer, the Grantor Trustee or any of their affiliates. None of the Depositor, the Seller, the Master Servicer, the Grantor Trustee or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Grantor Trust Certificate.

               This certifies that [ ] is the registered owner of the Certificate Percentage Interest evidenced by this Grantor Trust Certificate (as set forth on the face hereof) in certain distributions with respect to the Grantor Trust, consisting primarily of the Home Loans, formed and sold by Residential Funding Mortgage Securities II, Inc. The Grantor Trust was created pursuant to a Grantor Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Depositor and JPMorgan Chase Bank, as grantor trustee (the "Grantor Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Grantor Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Grantor Trust Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Grantor Trust Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (each, a "Record Date"), in an amount equal to the sum of the Interest Collections and the Principal Collections. Distributions on this Grantor Trust Certificate will be made as provided in the Agreement by the Paying Agent appointed by the Grantor Trustee by wire transfer or check mailed to the Grantor Trust Certificateholder of record in the Grantor Trust Certificate Register without the presentation or surrender of this Grantor Trust Certificate or the making of any notation hereon.

               Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Grantor Trust Certificate will be made after due notice by the Grantor Trustee of the pendency of such distribution and only upon presentation and surrender of this Grantor Trust Certificate at the office maintained by the Grantor Trustee for that purpose in the City and State of New York.

               No transfer, sale, pledge or other disposition of this Grantor Trust Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in
Section 5.02(d) of the Agreement, in the event that a transfer of this Grantor Trust Certificate is to be made either (i)(A) the Grantor Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfers of this Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer and
(B) the Grantor Trustee shall require the transferee to execute a representation letter, and the Grantor Trustee shall require the transferor to execute a representation letter, each acceptable to and in form and substance satisfactory to the Depositor and the Grantor Trustee certifying to the Depositor and the Grantor Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Grantor Trustee, the Depositor or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfers of any such Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer, and the Grantor Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Grantor Trustee, shall be written representation) from the Depositor of the status, of such transferee as an Affiliate of the Depositor or (ii) the prospective transferee of this Grantor Trust Certificate shall be required to provide the Grantor Trustee, the Depositor and the Master Servicer with an investment letter, which investment letter shall not be an expense of the Grantor Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of this Grantor Trust Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Grantor
Trustee, the Depositor, the Master Servicer and the Grantor Trust Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and the Grantor Trust Agreement.

               In connection with any such transfer, either (i) the Grantor Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of this Grantor Trust Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Grantor Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Grantor Trustee, the Depositor and the Master Servicer with a certification, which the Grantor Trustee may rely upon without further inquiry or investigation, or such other certifications as the Grantor Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a Grantor Trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition; provided, however, that such Opinion of Counsel or certification will not be required in connection with the initial transfers of this Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer (in which case, the Depositor or any Affiliate thereof shall have deemed to have represented that such Affiliate is not a Plan or a Person investing "plan assets" of any Plan) and the Grantor Trustee shall be entitled to conclusively rely upon a written representation from the Depositor of the status of such transferee as an Affiliate of the Depositor.

               The Agreement permits the amendment thereof as specified in the Agreement.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Grantor Trust Certificate is registerable in the Grantor Trust Certificate Register upon surrender of this Grantor Trust Certificate for registration of transfer at the offices or agencies of the Grantor Trustee maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Grantor Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one new Grantor Trust Certificate of authorized denomination evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Grantor Trust Certificate Registrar appointed under the Agreement is the Grantor Trustee.

               The Grantor Trust Certificate is issuable only as a single Certificate evidencing a 100% Certificate Percentage Interest.

               No service charge will be made for any such registration of transfer or exchange, but the Grantor Trustee or the Grantor Trust Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Grantor Trustee, the Grantor Trust Certificate Registrar and any agent of the Grantor Trustee, or the Grantor Trust Certificate Registrar may treat the Person in whose name this Grantor Trust Certificate is registered as the owner hereof for all purposes, and none of the Grantor Trustee, the Grantor Trust Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Grantor Trust Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Grantor Trust Certificate and the Grantor Trust created thereby shall terminate upon the last action required to be taken by the Grantor Trustee on the Final Scheduled Payment Date pursuant to the Agreement following the earlier of (i) the final payment or other liquidation of the last Home Loan remaining in the Grantor Trust or (ii) the purchase by the Master Servicer of all Home Loans pursuant to Section 8.08(a)(ii) of the Servicing Agreement.

               Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Grantor Trustee, by manual signature, this Grantor Trust Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Grantor Trustee has caused this Grantor Trust Certificate to be duly executed.



                                     by  JPMORGAN CHASE BANK, not in
                                         its individual capacity but solely as
                                         Grantor Trustee



Dated: March 29, 2004
                                    -----------------------------------------
                                         Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Grantor Trust Certificate referred to in the within mentioned Agreement.


JPMORGAN CHASE BANK,
not in its individual capacity
but solely as Grantor Trustee Certificate Registrar


                                      By:
                              Authorized Signatory



or                                                 ,
  -------------------------------------------------
               as Authenticating Agent of the Grantor Trust


By:
   ------------------------------------------------
                 Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________


(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________

the within Grantor Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________


to transfer said Grantor Trust Certificate on the books of the Grantor Trust Certificate Registrar, with full power of substitution in the premises.


Dated:_______________________

                                  ___________________________________*/
                                                                     -
                                     Signature Guaranteed:


                                  ___________________________*/
                                                             -


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Grantor Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS


               The assignee should include the following for the information of the Grantor Trust Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to        _______________________        for        the        account        of
________________________________________,  account number ______________, or, if mailed by check, to ______________.

               Applicable statements should be mailed to__________________.


                                       ------------------------------
                                       Signature of assignee or agent
                                       (for authorization of wire
                                        transfer only)